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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                   FORM 8-K


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported):  June 6, 2001


                                 QUAZON CORP.
 ___________________________________________________________________________
            (Exact name of registrant as specified in its charter)


          Nevada                  000-25843              87-0570975
 _________________________   ______________________  ________________________
   (State or other               (Commission           (IRS Employer
   jurisdiction of               File Number)         Identification No.)
   incorporation)


             630 North 400 West
             Salt Lake City, Utah                          84103
 __________________________________________________   ______________________
    (Address of principal executive offices)            (Zip Code)


                                (801) 328-3174
    ______________________________________________________________________
             (Registrant's telephone number, including area code)



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                Special Note About Forward-Looking Information

      The report contains certain forward-looking statements and information relating to the Registrant that are based on the beliefs of management as well as assumptions made by and information currently available to management. These statements include, among other things, the discussions of the Registrant's business strategy and expectations concerning the Registrant's future operations, product development costs and schedules, product rollout dates, customer acceptance, licensing of required third-party technologies, ability to obtain required additional capital, profitability, liquidity, and capital resources. When used in this document, the words "anticipate," "believe," "estimate," "expect" and "intend" and similar expressions, as they relate to the Registrant or its management, are intended to identify forward-looking statements. Such statements reflect the current view of the Registrant respecting future events and are subject to certain risks, uncertainties and assumptions, including the meaningful and important risks and uncertainties noted. Although the Registrant has attempted to identify important factors that could cause actual results to differ materially, there may be other factors that cause the forward-looking statement not to come true as anticipated, believed, estimated, expected or intended. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected or intended. Neither the Registrant nor any other person undertakes any obligation to revise these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

______________________________________________________________________________

                  ITEM 1.  CHANGES IN CONTROL OF REGISTRANT
______________________________________________________________________________

     On June 6, 2001, Quazon Corp. ("Quazon") entered into an agreement and plan of reorganization with Scientific Energy, Inc. ("Scientific") and the shareholders of Scientific, i.e., Todd Crosland and Hans Roes ("Scientific Shareholders"). Pursuant to the agreement, Quazon issued 20,000,000 shares of Quazon common stock in exchange for all of the issued and outstanding shares of Scientific.

     Under separate agreements, Scientific Shareholders and associated investors have purchased an aggregate of 3,058,820 shares from existing shareholders of Quazon. The purchasers were Todd Crosland (529,410 shares), Hans Roes (1,129,410 shares), Rex Crosland (1,000,000 shares), and Marina Vorobiev (400,000 shares) for an aggregate consideration of $300,000. The sellers were Todd Wheeler (2,258,820 shares), April Clissold (100,000 shares), Ronald Moulton (210,000 shares), Lane Clissold (250,000 shares), and B. Wayne Hicken (240,000 shares). The purchasers used personal funds to purchase the securities in the above-referenced transactions. Following the transaction, the purchasers identified above owned 23,058,820 shares of Quazon. This represents approximately 85% of the issued and outstanding shares.

     As a result of the foregoing transactions, set forth below is the name of each person who owns of record, or is known by the Registrant to own beneficially, 5% or more of the 27,000,000 shares of the issued and outstanding common stock of the Registrant as of June 6, 2001.


             Name                                        Number      Percent
             -----                                       ------      -------

Hans Roes..............................................13,129,410     48.6%
Todd Crosland.......................................... 8,529,410     31.6
Steve Moulton.......................................... 2,807,860     10.4
                                                      -----------    ------
                    Totals............................ 24,466,680     90.6%
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______________________________________________________________________________

                ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
______________________________________________________________________________

a) As set forth in Item 1 hereinabove, Quazon issued 20,000,000 shares of its common stock in exchange for all of the issued and outstanding shares of Scientific. Scientific holds proprietary technologies for developing small electricity generation devices. Scientific's technology is designed to be incorporated into existing portable electronic devices. The target market for this technology includes portable laptop computers, handheld devices, cellular phones, and a variety of other electronic devices.

      This terms of the transaction were the result of arms-length negotiations between otherwise unrelated parties.

b) Scientific does not currently own any plant, equipment, or other physical property.

______________________________________________________________________________

                            ITEM 5.  OTHER EVENTS
______________________________________________________________________________

     Immediately following the change in control, Steve Moulton resigned as president and as a director and Diane Nelson resigned as secretary/treasurer, and certain officers and directors of Scientific were appointed as officers and directors of the Registrant to fill the vacancies created by such resignations. The board of directors and officers of the Registrant are Todd
B. Crosland, Chairman and President of the Registrant, Jana K. Meyer, Secretary-Treasurer and Director, and Diane Nelson and Todd Wheeler, who remained as Directors.

______________________________________________________________________________

                  ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
______________________________________________________________________________

a) Financial statements required by this item will be filed by amendment as soon as practicable, but no later than August 20, 2001.

b) Pro-forma financial statements required by this item will be filed by amendment as soon as practicable, but no later than August 20, 2001.

c)    Exhibits.  The following are filed as exhibits to this report.

                   SEC
      Exhibit no.  Reference no. Title of Document
      -----------  ------------- -----------------
         1            2          Agreement and Plan of Reorganization among
                                 Quazon Corp., Scientific Energy, Inc., and the shareholders of Scientific Energy, Inc.
                                 dated June 6, 2001

______________________________________________________________________________


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______________________________________________________________________________

                                  SIGNATURES
______________________________________________________________________________

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        QUAZON CORP.


Dated:  June 8, 2001                     By:  /s/ Todd B. Crosland
                                            _________________________________
                                                  Todd B. Crosland, President


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